SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

         [X] Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e) (2)

         [ ] Definitive Proxy Statement

         [ ] Definitive Additional Materials

         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PHOENIX INVESTMENT TRUST 97
                (Name of Registrant as Specified in its Charter)
________________________________________________________________________________

                           Matthew A. Swendiman, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056

             (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1) Title of each class of securities to which transaction applies:

             2)    Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4)    Proposed maximum aggregate value of transaction:

             5)    Total fee paid: ___________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or and the date of its filing.

                   1)    Amount Previously Paid:

                   2)    Form, Schedule or Registration No.:

                   3)    Filing Party:

                   4)    Date Filed:


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PHOENIX EQUITY PLANNING CORPORATION  101 Munson Street    Toll Free 800 243-1574
                                     PO Box 88
                                     Greenfield, MA 01301

[LOGO] PHOENIX
       INVESTMENT PARTNERS

                                                                December _, 2003

Dear Shareholder:

We are pleased to enclose the proxy statement for the January 27, 2004 special shareholders meeting being held for the Phoenix Small Cap Value Fund (formerly, Phoenix-Hollister Small Cap Value Fund). Please take the time to read the proxy statement and cast your vote because the changes are important to you as a shareholder.

We are asking shareholders to approve a subadvisory agreement between Phoenix Investment Counsel, Inc., the investment advisor, and Phoenix/Zweig Advisers LLC, the proposed subadvisor, for the Phoenix Small Cap Value Fund. Management of Phoenix Investment Counsel, Inc. has determined to discontinue equity money management at its Sarasota, Florida location, known as Hollister, an operating division of Phoenix Investment Counsel, Inc. and to utilize an affiliate, Phoenix/Zweig Advisers LLC, to perform the day-to-day portfolio management for the Phoenix Small Cap Value Fund. The Board of Trustees believes that approval of the proposed subadvisory agreement for the Phoenix Small Cap Value Fund is in the best interests of shareholders.

The Board of Trustees has unanimously recommended that shareholders of the Fund vote for the proposal. Should you have any questions, please feel free to call us at 1-800-243-1574. We will be happy to answer any questions you may have.

A Questions and Answers section is provided at the beginning of the Proxy Statement to address various questions that you may have about the proposal being considered, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by voting FOR the proposal. You may vote by mail, telephone, via the Internet or in person.

I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,



/s/ Philip R. McLoughlin
Philip R. McLoughlin
President, Phoenix Investment Trust 97

           This letter has been prepared solely for the information of existing shareholders.
        This letter is not authorized for distribution to prospective investors.

Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                          PHOENIX SMALL CAP VALUE FUND
               (FORMERLY, PHOENIX-HOLLISTER SMALL CAP VALUE FUND)

                                   A SERIES OF
                           PHOENIX INVESTMENT TRUST 97

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 1-800-243-1574

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 27, 2004

                              --------------------

To the Shareholders:
     Phoenix Investment Trust 97, a Delaware statutory trust (the "Trust"), will hold a special meeting of shareholders of Phoenix Small Cap Value Fund (formerly, Phoenix-Hollister Small Cap Value Fund) (the "Fund") at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115-0480 on January 27, 2004 at 2:00 p.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Phoenix/Zweig Advisers LLC.

     2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on December 16, 2003.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

     o by telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

     o  by using the Internet using the instructions on the Proxy Card;

     o  by mail, with the enclosed proxy card and postage-paid envelope; or

     o  in person at the meeting.

     We encourage you to vote by telephone or via the Internet, using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy

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solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

     PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                            By Order of the Board of Trustees
                                            of Phoenix Investment Trust 97,



                                            RICHARD J. WIRTH
                                            Secretary

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
     We encourage you to read the attached Proxy Statement in full. However, the following represents some typical questions that shareholders might have regarding this proxy.

     Q:  WHY AM I BEING SENT THIS PROXY?

     A: You are receiving this proxy because you have the right to provide voting instructions on the important proposals concerning your investment in the Fund.

     Q:  WHY AM I BEING ASKED TO APPROVE THE PROPOSED SUBADVISORY AGREEMENT?

     A: Phoenix Investment Counsel, Inc., as advisor to the Fund, is now recommending using its affiliate, Phoenix/Zweig Advisers LLC as subadvisor to the Fund. To date, the Fund has not had a subadvisor. The Fund is registered under the Investment Company Act of 1940, as amended, which requires that any investment advisory agreement for a mutual fund, including a subadvisory agreement, be approved by shareholders. This ensures that shareholders have a say in the company or persons that manage their fund. The material provisions of the proposed Subadvisory Agreement are described in the Proxy Statement.

     Q:  WHAT ELSE AM I BEING ASKED TO APPROVE?

     A: The Board of Trustees knows of no other matter to be voted on at the Special Meeting.

     Q:  HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     A: After careful consideration, the Board of Trustees unanimously recommends that you vote in favor of, or FOR, the proposal on the enclosed Proxy Card.

     Q:  WHO IS ELIGIBLE TO VOTE?

     A: Shareholders of record at the close of business on December 16, 2003 are entitled to vote at the Special Meeting or any adjournment thereof. Each dollar of net asset value or fractional dollars of net asset value of the Fund held by each Shareholder as of the Record Date is entitled to one vote or a fractional vote on each matter presented at the Special Meeting.


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     Q:  WHOM DO I CALL FOR INFORMATION OR TO PLACE MY VOTE?

     A:  Please call the Fund at (800) 243-1574 for additional information.

     Q:  HOW DO I VOTE?

     A:  You can vote in one of four ways:

         BY MAIL: Use the enclosed Proxy Card to record your vote, then return the card in the postpaid envelope provided.

         BY TELEPHONE: Please see the instructions on the Proxy Card.

         BY INTERNET: Please see the instructions on the Proxy Card.

         IN PERSON: By attending the Special Meeting and voting your shares.

     Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO OBTAIN A QUORUM OR APPROVE THE PROPOSAL?

     A: It is important that shareholders vote to ensure that there is a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders. If we do not receive your vote after several weeks, you may be contacted by [_____________________________] who will remind you to vote your shares. If we don't receive sufficient votes to approve the proposal by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can seek more votes.

                          PHOENIX SMALL CAP VALUE FUND

               (FORMERLY, PHOENIX-HOLLISTER SMALL CAP VALUE FUND)
                                   A SERIES OF
                           PHOENIX INVESTMENT TRUST 97

                                 PROXY STATEMENT

                                -----------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix Investment Trust 97 (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix Small Cap Value Fund (formerly, Phoenix-Hollister Small Cap Value Fund) (the "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115-0480 on January 27, 2004 at 2:00 p.m., local time.

     The purpose of the meeting is to approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Phoenix/Zweig Advisers LLC. A form of the Subadvisory Agreement is attached hereto as Appendix A.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about December 29, 2003.

VOTING INFORMATION
     Shareholders of record of the Fund at the close of business on December 16, 2003 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. As of the Record Date, there were issued and outstanding ________________ shares of the Fund.

     Shareholders are entitled to one vote for each dollar of net asset value held and a proportionate vote for each fractional dollar value of net asset value held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting for the Fund, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of Proposal 1 requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to the proposal.

     If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new Record Date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy at any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o  by submitting a subsequent telephone or Internet vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation at the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for its reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by Phoenix Investment Counsel, Inc. ___________________, a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $________, plus reimbursement of out-of-pocket expenses. The agreement with ____________ provides that __________ will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of December 1, 2003 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund:

                                                    PERCENT OF      NUMBER OF
NAME OF SHAREHOLDER                     CLASS       THE CLASS        SHARES
-------------------                     -----       ---------        ------
MLPF&S for the sole benefit            Class B       17.24%        530,964.308
of its customers                       Class C       13.35%        526,846.266
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 3
Jacksonville, FL 32246

     On December 1, 2003, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of any class of the Fund.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P.O. BOX 150480, HARTFORD, CONNECTICUT 06115-0480. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT 1-800-243-1574.

                                   PROPOSAL 1

                   APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN
                        PHOENIX INVESTMENT COUNSEL, INC.
                         AND PHOENIX/ZWEIG ADVISERS LLC

     The Board of Trustees has proposed that the shareholders of the Phoenix Small Cap Value Fund approve the Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Phoenix/Zweig Advisers LLC. The form of Subadvisory Agreement is attached to this proxy statement as Appendix A and is described in detail in this proxy statement.

     Phoenix Investment Counsel, Inc. ("PIC") serves as the investment advisor to the Fund pursuant to an Investment Advisory Agreement. To date, the Fund has not had a subadvisor. PIC has recommended to the Board of Trustees that Phoenix/Zweig Advisers LLC ("PZA") be retained as subadvisor to provide the day-to-day management of the Fund. Mr. Carlton Neel and Mr. David Dickerson, officers of PIC and PZA, are currently the portfolio managers of the Fund. Consistent with other consolidation efforts, PIC discontinued equity money management at its operating division known as Hollister, the division of PIC that formerly provided portfolio management services to the Fund. Management of PIC believes that the Fund could be managed effectively and more economically by PZA.

INFORMATION ABOUT PIC
     PIC, located at 56 Prospect Street, Hartford, Connecticut 06115-0480, acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. of Hartford, Connecticut.

     The following chart lists the principal executive officers and directors of PIC and their principal occupations:


NAME               POSITION WITH PIC AND PRINCIPAL OCCUPATION [BIO INFO TO COME]
----               ------------------------------------------
Daniel T. Geraci   Director and President, Equities of PIC

Michael E. Haylon  Director and President, Fixed Income of PIC

Coleman D. Ross    Director

James D. Wehr      Senior Vice President, Fixed Income

John H. Beers      Vice President and Clerk

Glenn H. Pease     Vice President, Finance and Treasurer

NAME               POSITION WITH PIC AND PRINCIPAL OCCUPATION [BIO INFO TO COME]
----               -----------------------------------------
David Dickerson    Senior Vice President

Carlton Neel       Senior Vice President

INFORMATION ABOUT PZA
     PZA, located at 900 Third Avenue, New York, NY 10022, has been managing mutual funds since 1989. As of June 30, 2003,PZA was managing three mutual funds with net assets of approximately $357 million and acting as adviser to two closed-end funds with $933 million in assets. PZA is a wholly-owned subsidiary of PXP.

     The following chart lists the principal executive officers of PZA and their principal occupations:


NAME               POSITION WITH PZA AND PRINCIPAL OCCUPATION [BIO INFO TO COME]
----               ------------------------------------------
Daniel T. Geraci   President of PZA

David L. Albrycht  Senior Vice President of PZA

Steven L. Colton   Senior Vice President of PZA

David Dickerson    Senior Vice President of PZA

Carlton Neel       Senior Vice President of PZA

Julie L. Sapia     Senior Vice President of PZA

Dong H. Zhang      Senior Vice President of PZA

John H. Beers      Vice President and Secretary of PZA

Glenn H. Pease     Vice President, Finance and Treasurer of PZA

INFORMATION ABOUT PROPOSED SUBADVISORY AGREEMENT
     The Subadvisory Agreement provides, among other things, that PIC retain PZA (also referred to herein as "Subadvisor") to furnish portfolio management services to the Fund. Under the Subadvisory Agreement, PZA will manage the investment and reinvestment of the Fund's assets including providing an investment program for the Fund consistent with its investment objectives, policies and restrictions based on the development, review and adjustment of buy and sell strategies approved by the Board of Trustees and PIC. All services under the Subadvisory Agreement must be provided in accordance with the Trust's Declaration of Trust, as amended, and any policies adopted by the Trustees. PZA has agreed to use its best professional judgment to make investment decisions for the Fund in accordance with the terms of the Subadvisory Agreement.

     PZA, under the Subadvisory Agreement, will have full authority at all times with respect to the management of the Fund, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which will be entered into by PZA on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Fund, or considered desirable by PZA. Under the Subadvisory Agreement, PZA will have the authority and discretion to select brokers and dealers to execute Fund transactions initiated by it and to select the markets on or in which the transactions will be executed.

     In placing orders for the sale and purchase of Fund securities for the Fund, PZA's primary responsibility is to seek the best execution of orders at the most favorable prices. However, this responsibility does not obligate PZA to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as it reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to PZA, viewed in terms of either that particular transaction or of PZA's overall responsibilities with respect to its clients, including the Fund, as to which PZA exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     Subject to the discussion above, PIC has the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by PIC and PZA, will be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Fund. In addition, subject to the above and to applicable law, the Fund will have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

     As compensation for its services under the Subadvisory Agreement, PIC will pay PZA subadvisory fees, payable in arrears, at the following annual rates:

         .10% on the first $166 million of average net assets, and .40% on the next average net assets in excess of $166 million.

     The advisory fees paid to PIC, as advisor, by the Fund remain unchanged.

     In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Subadvisory Agreement, PZA will not be liable for errors or losses related to its subadvisory services to the Fund.

     If approved by shareholders, the Subadvisory Agreement will become effective on January 1, 2004 and will remain in effect until December 31, 2005, at which time it may be renewed by a vote of the Board of Trustees of the Fund. The Subadvisory Agreement may be terminated by either party immediately in the event of breach of the Subadvisory Agreement or otherwise upon sixty (60) days written notice to the other party.

TRUSTEES' CONSIDERATIONS
     The Trust's procedures and the Investment Company Act of 1940 require annual review and approval of principal contracts, including investment advisory agreements and subadvisory agreements in the management of the Trust.

     Under Section 36(b) of the Investment Company Act of 1940, an investment advisor or subadvisor has the fiduciary duty to mutual fund shareholders with respect to compensation received by it for services rendered. An investment advisor or subadvisor is not permitted to charge fees deemed to be excessive. Under Section 15(c) of that Act, the trustees of a fund are charged with requesting and evaluating such information as may reasonably be necessary to evaluate the terms of an advisory agreement, including fees.

     On November 19, 2003, the Trustees of the Trust, including the Trustees who are not interested persons of the Trust, PIC or PZA (the "Independent Trustees"), having requested and evaluated such information as is believed to be reasonably necessary to evaluate the terms, including compensation, of the proposed Subadvisory Agreement between PIC and PZA, unanimously voted to approve the proposed Subadvisory Agreement, subject to shareholder approval.

     In reaching this conclusion, the Trustees obtained such information as it deemed reasonably necessary to PZA as subadvisor to the Fund. In evaluating the terms of the agreement, the Trustees considered that PZA can manage the Fund effectively and economically and that PZA possesses managers that have relevant experience, investment capabilities and strong performance history.

     In reviewing and approving the proposed Subadvisory Agreement, the Trustees primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreement and the overall fairness of the Subadvisory Agreement to the Fund. A report from PZA that addressed specific factors designed to inform the Trustees' consideration on these and other issues was supplied to Trustees members in advance of the Agreement review meeting and was reviewed with them at that meeting.

     With respect to the nature and quality of the services provided, the Trustees reviewed information comparing the performance of a similar mutual fund managed by PZA with a peer group of funds and a relevant market index, PZA's allocation of brokerage commissions, including any allocations to affiliates, the subadvisor's record of compliance with its investment policies and restrictions on personal securities transactions. The Trustees also reviewed data relating to the quality of brokerage execution received by similar funds managed by PZA, including the subadvisor's use of brokers or dealers in fund transactions that provided research and other services to the subadviser and the benefits derived by these funds from such services.

     With respect to the overall fairness of the proposed Subadvisory Agreement, the Trustees considered information relating to the proposed fee structure, including a comparative analysis of proposed management fees, total expenses and 12b-1 fees with its respective peer group.

     The Trustees did not identify any particular information that was all-important or controlling. Based on the Trustees' deliberation and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the proposed Subadvisory Agreement, subject to shareholder approval. It concluded that the compensations under the proposed Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                   TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS
                       APPROVE THE SUBADVISORY AGREEMENT

BROKERAGE INFORMATION
     In the fiscal year ended August 31, 2003, the Trust paid brokerage commissions of $3,501,324 to PXP Securities Corp., an affiliate of Equity Planning. For the fiscal year ended August 31, 2003, the amount paid to PXP Securities Corp. was 4.57% of the total brokerage commissions paid by the Trust and was paid on transactions amounting to 4.40% of the aggregate dollar amount of transactions involving the payment of commissions.

UNDERWRITER AND FINANCIAL AGENT
     Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trust's underwriter and as the Trust's financial agent/administrator.

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement.

Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and its shareholders.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders desiring to submit proposals for this Special Meeting must submit them in writing to the Secretary of the Trust no later than 30 days prior to the Special Meeting. Any shareholder desiring to submit a proposal less than 30 days prior to the Special Meeting may do so orally at the Special Meeting. Proxies will be authorized to exercise their discretion to vote "AGAINST" any shareholder proposals that are raised at this Special Meeting, if management of the Trust or PIC objects to such proposal(s). Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

                                                                     APPENDIX A

                           PHOENIX INVESTMENT TRUST 97

                              SUBADVISORY AGREEMENT

Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, New York 10022

     WHEREAS, Phoenix Investment Trust 97 (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

     WHEREAS, the shares of the Trust are offered or may be offered in several series, including Phoenix Small Cap Value Fund (the "Fund");

     WHEREAS, Phoenix Investment Counsel, Inc. (the "Advisor") evaluates and recommends series advisors for the Fund and is responsible for the day-to-day management of the Fund; and

     WHEREAS, the Advisor desires to retain Phoenix/Zweig Advisers, LLC (the "Subadviser") to furnish portfolio management services for the Fund, and the Subadviser is willing to furnish such services.

     NOW, THEREFORE, the Advisor and the Subadviser agree as follows:

     1. Employment as a Subadviser. The Advisor, being duly authorized, hereby employs the Subadviser to invest and reinvest the assets of the Fund on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive. The Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser's performance hereunder.

     2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a Subadviser to the Advisor and agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement.

     3.  Services of Subadviser.

         (a) The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Fund and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933, as amended, the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies, and to the supervision and direction of the Advisor, who in turn is subject to the supervision and direction of the Board of Trustees of the Fund. The Subadviser shall not, without the Advisor's prior approval, effect any transactions that would cause the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadviser will keep the Fund and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

         (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadviser shall have full authority at all times with respect to the management of the Fund, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadviser on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Fund, or considered desirable by the Subadviser with respect thereto. The Subadviser may maintain uninvested cash balances in the Fund as it shall deem reasonable without incurring any liability for the payment of interest thereon.

     4. Expenses. The Subadviser shall furnish the following at its own expense:

         (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

         (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund's assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

         (c) Personnel to serve without salaries from the Fund as officers or agents of the Fund. The Subadviser need not provide personnel to perform, or pay the expenses of the Advisor or Fund for services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

         (d) Compensation and expenses, if any, of the trustees who are also full-time employees of the Subadviser.

     5. Transaction Procedures. All transactions for the Fund will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Fund securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Fund. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

     7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Advisor, the Advisor is solely responsible for the payment of fees to the Subadviser.

     8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

     9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof.

     10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act.

     11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

         A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

         B. It will maintain, in the form and for the period required by Rule 31a-2 under the Act, the records and information required by the relevant portion of subparagraph (b) (1) and subparagraphs (b)(5),
              (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the
              Act respecting its activities with respect to the Fund, and such other records with respect thereto relating to the services the Subadviser provides under this Agreement as may be required in the future by applicable rules. The records maintained by the Subadviser hereunder shall be the property of the Fund and surrendered promptly upon request.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). The Subadviser will not be subject to the Code of Ethics of the Fund as long as its code of ethics complies with the applicable regulatory requirements and its code of ethics is approved by the Board of Trustees of the Trust. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Advisor that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Advisor to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

         D. It will use all necessary efforts to manage the Fund so that the Fund will qualify as a regulated investment company under Subchapter M of the IRC and the rules and regulations adopted under such provision.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission.

         F. It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Fund in accordance with the requirements thereunder.

         G. It will notify the Advisor of any changes in the membership of its general partners within a reasonable time after such change.

         H. Reference is hereby made to the Declaration of Trust establishing the Trust, to the Trust's Certificate of Trust, which is on file with the Office of the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the State for the State of Delaware and elsewhere as required by law.

         I. The name Phoenix Investment Trust 97 refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the Trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

     12. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B.   It is registered as an "investment adviser" under the Advisers
              Act.

         C. It will deliver to the Subadviser true and complete copies of the Prospectus, Statement of Additional Information, and such other documents or instruments governing the investments and investment policies and practices of the Fund, and during the term of this Agreement will promptly deliver to the Subadviser true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective.

         D. It will furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Fund as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     13. Reports. The Subadviser shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadviser agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either. The Subadviser is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

     14. Proxies. Unless the Advisor or the Fund gives the Subadviser written instructions to the contrary, Subadviser will vote, and shall comply with the Fund's proxy voting procedures then in effect, to vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Advisor shall cause the Custodian to forward promptly to Subadviser all proxies upon receipt, so as to afford Subadviser a reasonable amount of time in which to determine how to vote such proxies. Subadviser agrees to provide the Advisor with quarterly proxy voting reports in such form as the Advisor may request from time to time.

     15. Recordkeeping. The Subadviser will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Fund for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

     16. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Advisor, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

     17. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2005, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

     18. Notices. Except as otherwise provided in this Agreement, all notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by confirmed facsimile or by pre-paid first class letter post or overnight courier to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor: PHOENIX INVESTMENT COUNSEL, INC.
                            56 Prospect Street
                            Hartford, Connecticut 06115-0480
                            Attention: Mr. Dan Geraci

         If to the Subadviser, at the address noted above.

     19. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

     20. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

     21. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of this ___ day of ________, 200__.

                             PHOENIX INVESTMENT COUNSEL, INC.

                             By: _______________________
                             Title:


                             PHOENIX/ZWEIG ADVISERS LLC

                             By: _______________________
                             Title:



SCHEDULES:  A. Subadviser Functions
            B. Operational Procedures
            C. Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Fund assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor;

     (b) Implementation of the investment program for the Fund based upon the foregoing criteria;

     (c) Annual reports, in form and substance acceptable to the Advisor and Subadviser, with respect to foreign custody as governed by Rule 17f-7 under the Act.

     (d) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: i) compliance with the Subadviser's code of ethics;
         ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Fund assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Fund and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Fund limitation on acquisition of illiquid securities; v) cross transactions conducted pursuant to Rule 17a-7 under the Act; vi) proxy voting reports; vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, viii) the implementation of the Fund investment program, including, without limitation, analysis of Fund performance;

     (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

     (f) Participation, overall assistance and support in marketing the Fund, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Advisor.

     (g) This Schedule A is subject to amendment from time to time to require additional reports as contemplated by Paragraph 13 of this Agreement.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust Company (the "Custodian"), the custodian for the Fund.

     The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 8:30 p.m. (Eastern time) on the day of the trade. The deadline for semi-annual and annual financial reporting days is 5 p.m. The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

     1.  Purchase or sale;

     2.  Security name;

     3.  CUSIP number (if applicable);

     4.  Number of shares and sales price per share;

     5.  Executing broker;

     6.  Settlement agent;

     7.  Trade date;

     8.  Settlement date;

     9.  Aggregate commission or if a net trade;

     10. Interest purchased or sold from interest bearing security;

     11. Other fees;

     12. Net proceeds of the transaction;

     13. Exchange where trade was executed; and

     14. Identified tax lot (if applicable).

     When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by confirmed facsimile or confirmed electronic transmission so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the following annual rates:

              0.10% on the first $166 million of average net assets; and 0.40% on next average net assets in excess of $166 million.

     The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund shall be valued as set forth in the then current registration statement of the Fund.

                           PHOENIX INVESTMENT TRUST 97
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                January 26, 2004

                          PHOENIX SMALL CAP VALUE FUND

                                      PROXY

   The undersigned shareholder of Phoenix Small Cap Value Fund (the "Fund"), a series of Phoenix Investment Trust 97 (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Richard J. Wirth, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on January 26, 2004 at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115-0480, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

   To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

   This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" any Proposal.


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL



                                                               ACCOUNT NUMBER:
                                                                       SHARES:
                                                                  CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSAL
                                                                 FOR          AGAINST       ABSTAIN
1.       To approve a Subadvisory Agreement between
         Phoenix Investment Counsel, Inc. and
         Phoenix/Zweig Advisers LLC                              [    ]         [    ]         [    ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

_____________________________________________________________________

_____________________________________________________________________
Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date